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                                                                    Exhibit 1.19


                                 AMENDMENT NO. 15 TO
                      AMENDED AND RESTATED DECLARATION OF TRUST
                          OF NICHOLAS-APPLEGATE MUTUAL FUNDS



    THIS AMENDMENT NO. 14 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 16th day of May, 1997 by the undersigned, constituting a majority of the Trustees of the Trust.

    WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

    WHEREAS, the undersigned wish to designate as additional series of Interests of the Trust the Nicholas-Applegate Global Blue Chip Fund and the Nicholas-Applegate Emerging Markets Bond Fund;

    NOW THEREFORE, the Board of Trustees hereby amends the first sentence of
Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

    "Without limiting the authority of the Trustees set forth in this Section
8.8 to establish and designate any further series, the Trustees hereby establish and designate sixty-one series, as follows:

Nicholas-Applegate Core Growth Portfolio A
Nicholas-Applegate Core Growth Portfolio B
Nicholas-Applegate Core Growth Portfolio C
Nicholas-Applegate Core Growth Institutional Portfolio
Nicholas-Applegate Core Growth Qualified Portfolio
Nicholas-Applegate Government Income Portfolio A
Nicholas-Applegate Government Income Portfolio B
Nicholas-Applegate Government Income Portfolio C
Nicholas-Applegate Government Income Institutional
    Portfolio
Nicholas-Applegate Government Income Qualified Portfolio
Nicholas-Applegate Income & Growth Portfolio A
Nicholas-Applegate Income & Growth Portfolio B
Nicholas-Applegate Income & Growth Portfolio C
Nicholas-Applegate Income & Growth Institutional
    Portfolio
Nicholas-Applegate Income & Growth Qualified Portfolio
Nicholas-Applegate Balanced Growth Portfolio A
Nicholas-Applegate Balanced Growth Portfolio B
Nicholas-Applegate Balanced Growth Portfolio C
Nicholas-Applegate Balanced Growth Institutional
    Portfolio
Nicholas-Applegate Balanced Growth Qualified Portfolio
Nicholas-Applegate Worldwide Growth Portfolio A
Nicholas-Applegate Worldwide Growth Portfolio B
Nicholas-Applegate Worldwide Growth Portfolio C
Nicholas-Applegate Worldwide Growth Institutional
    Portfolio
Nicholas-Applegate Worldwide Growth Qualified Portfolio
Nicholas-Applegate Emerging Growth Portfolio A

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Nicholas-Applegate Emerging Growth Portfolio B
Nicholas-Applegate Emerging Growth Portfolio C
Nicholas-Applegate Emerging Growth Institutional
    Portfolio
Nicholas-Applegate Emerging Growth Qualified Portfolio
Nicholas-Applegate International Small Cap Growth
    Portfolio A
Nicholas-Applegate International Small Cap Growth
    Portfolio B
Nicholas-Applegate International Small Cap Growth
    Portfolio C
Nicholas-Applegate International Small Cap Growth
    Institutional Portfolio
Nicholas-Applegate International Small Cap Growth
    Qualified Portfolio
Nicholas-Applegate Money Market Portfolio
Nicholas-Applegate Money Market Institutional Portfolio
Nicholas-Applegate Emerging Countries Portfolio A
Nicholas-Applegate Emerging Countries Portfolio B
Nicholas-Applegate Emerging Countries Portfolio C
Nicholas-Applegate Emerging Countries Institutional
    Portfolio
Nicholas-Applegate Emerging Countries Qualified Portfolio
Nicholas-Applegate Global Growth & Income Portfolio A
Nicholas-Applegate Global Growth & Income Portfolio B
Nicholas-Applegate Global Growth & Income Portfolio C
Nicholas-Applegate Global Growth & Income Institutional
    Portfolio
Nicholas-Applegate Global Growth & Income Qualified
    Portfolio
Nicholas-Applegate Short-Intermediate Institutional Fixed Income Portfolio Nicholas-Applegate Fully Discretionary Institutional
    Fixed Income Portfolio
Nicholas-Applegate Mini-Cap Growth Institutional
    Portfolio
Nicholas-Applegate Value Institutional Portfolio
Nicholas-Applegate High Yield Bond Institutional
    Portfolio
Nicholas-Applegate Strategic Income Institutional
    Portfolio
Nicholas-Applegate Large Cap Growth Portfolio A
Nicholas-Applegate Large Cap Growth Portfolio B
Nicholas-Applegate Large Cap Growth Portfolio C
Nicholas-Applegate Large Cap Growth Institutional
    Portfolio
Nicholas-Applegate Large Cap Growth Qualified Portfolio
Nicholas-Applegate International Core Growth Portfolio A
Nicholas-Applegate International Core Growth Portfolio B
Nicholas-Applegate International Core Growth Portfolio C
Nicholas-Applegate International Core Growth
    Institutional Portfolio
Nicholas-Applegate International Core Growth Qualified
    Portfolio
Nicholas-Applegate Global Blue Chip Fund
Nicholas-Applegate Emerging Markets Bond Fund


                                         -2-

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    IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


-------------------------         -------------------------
Arthur B. Laffer                  Fred C. Applegate



-------------------------
Charles E. Young


                                         -3-